UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2015

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive

Plainsboro, NJ 08536

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 275-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

As previously disclosed, Integra LifeSciences Holdings Corporation (the “Company” or “Integra”) announced plans in November 2014 to spin off its spine business to Integra stockholders on a tax-free basis (the “spin-off”). The spin-off will create a new publicly traded company called SeaSpine Holdings Corporation (“SeaSpine”). In connection with the announcement of the spin-off, the Company also announced its determination to realign its segment presentation. Beginning in the First quarter of 2015, the Company will report in three segments, as follows:

•	Specialty Surgical Solutions

The Company’s new Specialty Surgical Solutions segment will consist of its former U.S. Neurosurgery and U.S. Instruments segment, as well as a portion of the International segment. Products and services included in the Specialty Surgical Solutions segment will be dural repair, precision tools & instruments, tissue ablation, and services and repair.

•	Orthopedic & Tissue Technologies

Orthopedic & Tissue Technologies will consist of the former U.S. Extremities segment and the portion of the former U.S. Spine and Other segments that will not be included in SeaSpine, and a portion of the former International segment. The Company’s products and services included in the new Orthopedic & Tissue Technologies segment will be regenerative technologies, lower extremities, upper extremities, and private label.

•	Spine

The Company’s Spine segment will consist of the majority of the former U.S. Spine and Other business that, in connection with the spin-off, will be transferred to SeaSpine, as well as a portion of the former International segment. Upon completion of the spin-off, Integra will update its segment presentation to reflect its two remaining segments.

The Company has furnished with this report a presentation contained in Exhibit 99.1 including unaudited segment revenue information reflecting the Company’s new reportable segments for the year ended December 31, 2014 and for each of the quarterly periods in the years ended December 31, 2014 and 2013.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1    Historical Segment Revenue Information (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: April 13, 2015	By:	/s/ Glenn G. Coleman
Glenn G. Coleman
	Title:	Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Historical Segment Revenue Information (unaudited)